UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------


                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             1500 Main Street, Suite 600, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
            1500 Main Street, Suite 2800, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/07
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                         PARTICIPATION INVESTORS

                                                                  Report fot the
                                                  Six Months Ended June 30, 2007












                                                                          [LOGO]

ADVISER

Babson Capital Management LLC
1500 Main Street, PO Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN

Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE

www.babsoncapital.com/mpi

[LOGO]   MassMutual Participation Investors
         c/o Babson Capital Management LLC
         1500 Main Street, PO Box 15189
         Springfield, Massachusetts 01115-5189
         (413) 226-1516

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV" The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under the New York Stock Exchange listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, in private placement transactions. These investments are typically mezzanine debt investments with accompanying private equity securities made to small or middle market companies. At least half of these investments normally include equity features such as common stocks, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net taxable income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http:// www.babsoncapital.com/mpv; and (3) on the SEC's website: http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/mpv and (2) on the SEC's website: http://www.sec.gov.


                                                                           MPV
                                                                          Listed
                                                                           NYSE

TO OUR SHAREHOLDERS

July 31, 2007

We are pleased to present the June 30, 2007 Semi-Annual Report of MassMutual Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 25 cents per share, payable on August 10, 2007 to shareholders of record on July 27, 2007. The Trust had previously paid a 25 cent per share dividend for the preceding quarter.

U.S. equity markets, as measured by several broad market indices, posted robust returns for the quarter ended June 30, 2007. Large stocks, as approximated by the Dow Jones Industrial Average, increased 9.11%. Smaller stocks, as approximated by the Russell 2000 Index, increased 4.41%. For the six months ended June 30, 2007, returns were 8.75% and 6.45% for the Dow Jones Industrial Average and Russell 2000 Index, respectively. U.S. fixed income markets, as measured by several broad market indices posted weak results during the quarter. The Lehman Brothers Government/Credit Index decreased 0.49% for the quarter while the Lehman Brothers U.S. Corporate High Yield Index increased 0.22% for the quarter ended June 30, 2007. For the six months ended June 30, 2007, returns were 0.97% and 2.87% for the Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index, respectively.

The mezzanine and private equity markets in which the Trust invests continue to be competitive. Valuations and leverage levels have been at or near their highest levels since the late 1980's. Merger and acquisition activity has been very robust and fundraising efforts in the private equity fund space continue to break records. All of this adds up to a challenging market for providers of mezzanine and private equity capital, such as the Trust. We have been through these cycles before and we believe that it is particularly important to continue to employ the same disciplined investment strategy that has served us well over the years.

During the quarter ended June 30, 2007, the Trust made private placement investments in five new issuers and two "follow-on" investments, totaling approximately $4.1 million. The follow-on investments purchased by the Trust were Transtar Holding Company and NABCO, Inc. The five new issuers were Electra Bicycle Company, Inc., Mail Communications Group, Inc., Pacific Consolidated Holdings LLC, Visioneering, Inc. and Workplace Media Holding Co. The weighted average coupon of these investments was 11.91%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

During the quarter ended June 30, 2007, net assets of the Trust increased to $130,184,597 or $13.22 per share compared to $130,015,397 or $13.22 per share on
March 31, 2007, which translates into a 1.90% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust returned 11.71%, 18.11% and 13.53% for the 1-, 5- and 10-year time periods ended June 30, 2007, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends. The Trust earned 32 cents per share of net investment income for the quarter, of which 5 cents per share was from nonrecurring items, compared to 25 cents per share in the previous quarter.

During the quarter ended June 30, 2007, the market price of the trust declined 9.0% from $16.21 per share to $14.75 per share, which translates into a -7.51% total return for the quarter, based on the change in the Trust's market value assuming reinvestment of all dividends. Long term, the Trust returned 10.83%, 18.03% and 15.89% for the 1-, 5- and 10-year time periods ended June 30, 2007, respectively, based on a change in the Trust's market value assuming the reinvestment of all dividends. The Trust's market price of $14.75 per share equates to an 11.6% premium over the June 30, 2007 NAV per share. The Trust's average quarter-end premium for the 1-, 5- and 10-year periods ended June 30, 2007 was 15.4%, 11.8% and 6.1%, respectively.

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,
Clifford M. Noreen
President

Portfolio Composition as of 06/30/07*
*Based on market value of total investments

Public Equity 0.7%

Public High Yield Debt 20.3%

Private Investment Grade Debt 4.7%

Private/Restricted Equity 17.7%

Cash & Short Term Investments 4.3%

Private High Yield Debt 52.3%

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF                     MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND LIABILITIES

June 30, 2007
(Unaudited)

Assets:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $104,411,324)                                                    $  103,962,869
  Corporate public securities at market value
    (Cost -$28,867,523)                                                          29,174,130
  Short-term securities at amortized cost                                         5,522,320
                                                                             --------------
Cash                                                                                503,910
Interest receivable                                                               3,036,902
Receivable for investments sold                                                   1,260,355
Other assets                                                                         12,598
                                                                             --------------
    TOTAL ASSETS                                                             $  143,473,084
                                                                             --------------

Liabilities:
Payable for investments purchased                                            $      466,874
Investment advisory fee payable                                                     292,915
Note payable                                                                     12,000,000
Interest payable                                                                     96,495
Accrued expenses                                                                    104,249
Accounts payable                                                                     24,243
Accrued taxes payable                                                               303,711
                                                                             --------------
    TOTAL LIABILITIES                                                            13,288,487
                                                                             --------------
    TOTAL NET ASSETS                                                         $  130,184,597
                                                                             ==============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized      $       98,458
Additional paid-in capital                                                       91,558,536
Retained net realized gain on investments, prior years                           32,187,872
Undistributed net investment income                                               4,121,460
Accumulated net realized gain on investments                                      2,545,072
Net unrealized depreciation of investments                                         (326,801)
                                                                             --------------
    TOTAL NET ASSETS                                                         $  130,184,597
                                                                             ==============
COMMON SHARES ISSUED AND OUTSTANDING                                              9,845,812
                                                                             ==============
NET ASSET VALUE PER SHARE                                                    $        13.22
                                                                             ==============

                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------

2

CONSOLIDATED STATEMENT OF OPERATIONS          MASSMUTUAL PARTICIPATION INVESTORS

For the six months ended June 30, 2007
(Unaudited)

Investment Income:
Interest                                                                     $    6,275,849
Dividends                                                                           449,725
Other                                                                                29,343
                                                                             --------------
    TOTAL INVESTMENT INCOME                                                       6,754,917
                                                                             --------------
Expenses:
Investment advisory fees                                                            585,450
Interest                                                                            364,914
Professional fees                                                                    64,800
Trustees' fees and expenses                                                          60,000
Reports to shareholders                                                              45,000
Transfer agent/registrar's expenses                                                   8,000
Other                                                                                76,018
                                                                             --------------
    TOTAL EXPENSES                                                                1,204,182
                                                                             --------------
INVESTMENT INCOME - net                                                           5,550,735
                                                                             --------------

Net realized and unrealized gain (loss) on investments:
Net realized gain on investments before taxes                                     2,500,552
Income tax expense                                                                  (62,851)
Net realized gain on investments                                                  2,437,701
                                                                             --------------
Net change in unrealized appreciation of investments before taxes                (2,672,135)
Net change in deferred income tax expense                                           199,273
                                                                             --------------
Net change in unrealized appreciation of investments                             (2,472,862)

    NET LOSS ON INVESTMENTS                                                         (35,161)
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    5,515,574
                                                                             ==============

                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS          MASSMUTUAL PARTICIPATION INVESTORS

For the six months ended June 30, 2007
(Unaudited)

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest, dividends, and other received                                    $    6,358,124
  Interest expense paid                                                            (357,352)
  Operating expenses paid                                                          (832,657)
  Income taxes paid                                                              (3,519,168)
                                                                             --------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                     1,648,947
                                                                             --------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net         1,482,462
  Purchases of portfolio securities                                             (16,585,826)
  Proceeds from disposition of portfolio securities                              17,769,069
                                                                             --------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                     2,665,705
                                                                             --------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                       4,314,652
                                                                             --------------

Cash flows from financing activities:
  Cash dividends paid from net investment income                                 (6,969,848)
  Cash dividends paid from net realized gain on investments                         (96,562)
  Receipts for shares issued on reinvestment of dividends                           611,933
                                                                             --------------
    NET CASH USED FOR FINANCING ACTIVITIES                                       (6,454,477)
                                                                             --------------

NET DECREASE IN CASH                                                             (2,139,825)
Cash - beginning of year                                                          2,643,735
                                                                             --------------
CASH - END OF PERIOD                                                         $      503,910
                                                                             ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    5,515,574
                                                                             --------------
  Decrease in investments                                                         3,038,758
  Increase in interest receivable                                                   (36,076)
  Increase in receivable for investments sold                                    (1,003,863)
  Increase in other assets                                                          (12,598)
  Increase in payable for investments purchased                                     466,874
  Increase in investment advisory fee payable                                         8,256
  Increase in interest payable                                                        7,562
  Decrease in accrued expenses                                                      (38,488)
  Increase in accounts payable                                                       24,243
  Decrease in accrued taxes payable                                              (3,655,590)
                                                                             --------------
    Total adjustments to net assets from operations                              (1,200,922)
                                                                             --------------
    Net cash provided by operating and investing activities                  $    4,314,652
                                                                             ==============

                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------------

4

CONSOLIDATED STATEMENTS OF                    MASSMUTUAL PARTICIPATION INVESTORS
CHANGES IN NET ASSETS

                                                                              For the six
                                                                              months ended           For the
                                                                               06/30/2007          year ended
                                                                               (Unaudited)         12/31/2006
                                                                             --------------      --------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Investment income - net                                                    $    5,550,735      $   10,728,662
  Net realized gain on investments                                                2,437,701           6,733,116
  Net change in unrealized appreciation of investments                           (2,472,862)            814,564
                                                                             --------------      --------------
  Net increase in net assets resulting from operations                            5,515,574          18,276,342

Increase from common shares issued on reinvestment of dividends
  Common shares issued (2007 - 40,530; 2006 - 61,052)                               611,933             867,979

Dividends to shareholders from:
  Net investment income (2007 - $0.25 per share; 2006 - $1.18 per share)         (2,457,923)        (11,551,712)
  Net realized gains on investments (2006 - $0.01 per share)                           --               (96,562)
                                                                             --------------      --------------
    TOTAL INCREASE IN NET ASSETS                                                  3,669,584           7,496,047

NET ASSETS, BEGINNING OF YEAR                                                   126,515,013         119,018,966
                                                                             --------------      --------------
NET ASSETS, END OF PERIOD (including undistributed net
  investment income of $4,121,460 and $1,028,648, respectively)              $  130,184,597      $  126,515,013
                                                                             ==============      ==============

                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
---------------------------------------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS    MASSMUTUAL PARTICIPATION INVESTORS

Selected data for each share of beneficial interest outstanding:

                                         For the six
                                         months ended                         For the years ended December 31,
                                          06/30/2007     --------------------------------------------------------------------------
                                          (Unaudited)       2006            2005            2004            2003            2002
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:

Beginning of year                         $    12.90     $    12.21      $    11.13      $     9.84      $     8.78      $     9.12
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net investment income (a)                       0.57           1.10            0.99            1.00            0.80            0.87
Net realized and unrealized
 gain (loss) on investments                    (0.00)(b)       0.77            1.09(c)         1.36            1.21           (0.35)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total from investment operations                0.57           1.87            2.08            2.36            2.01            0.52
                                          ----------     ----------      ----------      ----------      ----------      ----------
Dividends from net investment
  income to common shareholders                (0.25)         (1.18)          (1.01)          (1.10)          (0.96)          (0.86)

Dividends from net realized gain on
  investments to common shareholders            --            (0.01)           --              --              --              --

Increase from dividends reinvested              --             0.01            0.01            0.03            0.01            --
                                          ----------     ----------      ----------      ----------      ----------      ----------
Total dividends                                (0.25)         (1.18)          (1.00)          (1.07)          (0.95)          (0.86)
                                          ----------     ----------      ----------      ----------      ----------      ----------
Net asset value:
End of period/year                        $    13.22     $    12.90      $    12.21      $    11.13      $     9.84      $     8.78
                                          ----------     ----------      ----------      ----------      ----------      ----------
Per share market value:

End of period/year                        $    14.75     $    14.70      $    14.05      $    13.31      $    11.65      $     9.40
                                          ==========     ==========      ==========      ==========      ==========      ==========

Total investment return
Market value                                    1.99%         16.81%          17.25%          25.77%          35.50%          12.58%
Net asset value (d)                             4.43%         18.64%          22.51%          25.14%          23.72%           5.70%

Net assets (in millions):
End of period/year                        $   130.18     $   126.52      $   119.02      $   107.61      $    94.40      $    83.59

Ratio of operating expenses
to average net assets                           1.31%(e)       1.17%           1.45%           1.63%           1.65%           1.27%

Ratio of interest expense
to average net assets                           0.57%(e)       0.57%           0.80%           0.89%           0.97%           1.08%

Ratio of total expenses before custodian
reduction to average net assets                 1.88%(e)       1.78%           2.28%           2.52%           2.62%           2.35%

Ratio of net expenses after custodian
reduction to average net assets                 1.88%(e)       1.74%           2.25%           2.52%           2.62%           2.35%

Ratio of net investment income
to average net assets                           8.67%(e)       8.43%           8.45%           9.60%           8.55%           9.42%

Portfolio turnover                             12.68%         34.14%          31.50%          51.25%          55.08%          35.32%

(a)  Calculated using average shares.
(b)  Net realized and unrealized loss rounds to $(0.00) per share.
(c)  Amount includes $0.10 per share in litigation proceeds.
(d) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(e)  Annualized.

Senior securities:
  Total principal amount (in millions)    $       12     $       12      $       12      $     22.5      $     22.5      $     22.5
  Asset coverage per $1,000
    of indebtedness                       $   11,849     $   11,543      $   10,918      $    5,783      $    5,195      $    4,715


                       SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
-----------------------------------------------------------------------------------------------------------------------------------

6

CONSOLIDATED SCHEDULE OF INVESTMENTS          MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES - 79.86%:(A)                           Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 74.67%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                  $   1,125,000   04/08/04   $   1,125,000   $   1,130,204
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      1,230 shs.   04/08/04            --                12
  Warrant, exercisable until 2012, to purchase
    preferred stock at $.01 per share                                      33,505 shs.   03/23/06          33,860          33,860
                                                                                                    -------------   -------------
                                                                                                        1,158,860       1,164,076
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and
government clients.
  10.5% Senior Secured Term Note due 2014                                $     930,000   03/09/07         916,050         903,808
  14% Senior Subordinated Note due 2015                                  $     720,000   03/09/07         643,525         697,453
  Common Stock (B)                                                        150,000 shs.   03/09/07         150,000         142,500
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     37,780 shs.   03/09/07          63,730             378
                                                                                                    -------------   -------------
                                                                                                        1,773,305       1,744,139
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                  $   1,125,000   01/22/04       1,037,603       1,126,574
  Preferred Class A Unit (B)                                                1,706 uts.          *         170,600         187,660
  Common Class B Unit (B)                                                  16,100 uts.   01/22/04               1          47,533
  Common Class D Unit (B)                                                   3,690 uts.   09/12/06            --            10,894
                                                                                                    -------------   -------------
                                                                                                        1,208,204       1,372,661
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                  $     861,702   05/18/05         814,888         863,263
  Common Stock (B)                                                            263 shs.   05/18/05         263,298         137,400
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         69 shs.   05/18/05          59,362          36,022
                                                                                                    -------------   -------------
                                                                                                        1,137,548       1,036,685
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                  $     893,000   12/31/04         842,860         919,790
  Common Stock (B)                                                            275 shs.         **         275,108         632,798
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         73 shs.   12/31/04          63,254         167,429
                                                                                                    -------------   -------------
                                                                                                        1,181,222       1,720,017
                                                                                                    -------------   -------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                        $      96,698   03/31/04          96,698            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      2,421 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                           96,699            --
                                                                                                    -------------   -------------

 *01/22/04 and 09/12/06.
**12/31/04, 03/31/05 and 05/02/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer
products including canopies, trampolines, in-line skates,
skateboards, and urethane wheels.
  12.5% Senior Subordinated Note due 2014                                $   1,207,902   06/30/06   $   1,138,635   $   1,163,672
  Preferred Stock Class A (B)                                                 465 shs.   06/30/06         141,946         127,752
  Common Stock (B)                                                               1 sh.   06/30/06             152             137
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        164 shs.   06/30/06          48,760               2
                                                                                                    -------------   -------------
                                                                                                        1,329,493       1,291,563
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598             180
  Common Membership Interests (B)                                          10,421 uts.   04/29/00          46,706           2,332
                                                                                                    -------------   -------------
                                                                                                           50,304           2,512
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceutical products.
  Common Stock (B)                                                             55 shs.          *             252         223,573
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power
injection syringes.
  8.75% Senior Secured Term Note due 2010                                $     202,899   04/30/03         202,899         205,317
  11.5% Senior Subordinated Note due 2011                                $     242,754   04/30/03         228,525         242,901
  Common Stock (B)                                                         72,464 shs.   04/30/03          72,463         198,857
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     50,099 shs.   04/30/03          23,317         137,483
                                                                                                    -------------   -------------
                                                                                                          527,204         784,558
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and
metal stampings.
  10.6% Senior Secured Revolving Credit
  Facility due 2007 (C)                                                  $      49,383   01/07/02          49,383          49,383
  10.6% Senior Secured Tranche A Note due 2007 (C)                       $     319,286   06/26/01         319,286         318,385
  13% Senior Secured Tranche B Note due 2008                             $     370,370   06/26/01         370,370         370,370
  Limited Liability Company Unit                                          185,185 uts.   06/26/01         185,185         556,629
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,163 shs.   06/26/01          45,370         183,844
                                                                                                    -------------   -------------
                                                                                                          969,594       1,478,611
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into
the retail and wholesale markets.
  12% Senior Subordinated Note due 2014                                  $   1,267,387   01/12/07       1,182,283       1,236,494
  Limited Liability Company Unit Class A (B)                               82,616 uts.   01/12/07          82,613          78,482
  Limited Liability Company Unit Class C (B)                               59,756 uts.   01/12/07          59,756          56,769
                                                                                                    -------------   -------------
                                                                                                        1,324,652       1,371,745
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.
---------------------------------------------------------------------------------------------------------------------------------
8

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and
indoor synthetic sports flooring and other temporary
flooring products.
  12% Senior Subordinated Note due 2012 (D)                              $   1,059,417          *   $     974,588   $     529,709
  Limited Partnership Interest (B)                                          4.43% int.         **         103,135            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         92 shs.          *          84,829            --
                                                                                                    -------------   -------------
                                                                                                        1,162,552         529,709
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                  $   1,157,143   06/15/05       1,112,792       1,168,714
  Common Stock (B)                                                            269 shs.        ***         278,521         393,383
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         54 shs.   06/15/05          53,295          79,562
                                                                                                    -------------   -------------
                                                                                                        1,444,608       1,641,659
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
  12% Senior Subordinated Note due 2013                                  $   1,350,000   08/04/05       1,287,499       1,356,431
  Warrant, exercisable until 2013, to purchase
    common stock at $.001 per share (B)                                        10 shs.   08/04/05          72,617          31,549
                                                                                                    -------------   -------------
                                                                                                        1,360,116       1,387,980
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range
of capital equipment that is used in the extrusion,
conversion, and processing of plastic materials.
  12% Senior Subordinated Note due 2014                                  $     978,261   10/30/06         916,664         986,271
  Limited Partnership Interest (B)                                        371,739 uts.   10/30/06         371,739         353,152
  Warrant, exercisable until 2014, to purchase
    preferred stock at $.01 per share (B)                                      26 shs.   10/30/06          26,380            --
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         18 shs.   10/30/06          18,000            --
                                                                                                    -------------   -------------
                                                                                                        1,332,783       1,339,423
                                                                                                    -------------   -------------
DELTACOM
A provider of integrated communications services in the
southeastern United States.
  13.88% Senior Secured Note due 2009 (C)                                $   1,196,190   07/26/05       1,172,771       1,220,114
  17.38% Senior Secured Note due 2009 (C)                                $     197,602   07/26/05         174,770         196,614
  Warrant, exercisable until 2009, to purchase
    convertible preferred stock at $.03 per share (B)                      54,468 shs.   07/26/05          18,156         303,387
                                                                                                    -------------   -------------
                                                                                                        1,365,697       1,720,115
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock (B)                                                            310 shs.   07/19/01         185,869         901,924
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share                                            157 shs.   07/19/01          69,872         457,135
                                                                                                    -------------   -------------
                                                                                                          255,741       1,359,059
                                                                                                    -------------   -------------
  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***06/15/05 and 05/22/06.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
  Common Stock (B)                                                        195,118 shs.          *   $     982,868   $   1,724,842
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance
services and temporary production labor to industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      13.57% int.   08/27/98         366,495            --
  Preferred Stock (B)                                                       1,639 shs.   12/14/01       1,392,067            --
  Warrants, exercisable until 2011, to purchase
    common stock of DHI Holdings, Inc. at $.01 per share (B)                6,676 shs.         **         201,655            --
                                                                                                    -------------   -------------
                                                                                                        1,960,217            --
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the
recreational vehicle market.
  10% Senior Secured Term Note due 2013                                  $     308,571   11/01/06         303,942         305,798
  13% Senior Subordinated Note due 2014                                  $     488,572   11/01/06         436,282         483,400
  Common Stock (B)                                                        102,857 shs.   11/01/06         102,857          97,714
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     32,294 shs.   11/01/06          44,663             323
                                                                                                    -------------   -------------
                                                                                                          887,744         887,235
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  Common Stock (B)                                                          3,656 shs.        ***         365,600         431,035
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,077 shs.   10/30/03          98,719         126,930
                                                                                                    -------------   -------------
                                                                                                          464,319         557,965
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         11 shs.   06/28/04          40,875          83,546
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  12% Senior Subordinated Note due 2011                                  $     803,572       ****         784,761         811,608
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      2,163 shs.   09/24/04          20,893          53,528
                                                                                                    -------------   -------------
                                                                                                          805,654         865,136
                                                                                                    -------------   -------------
ELECTRA BICYCLE COMPANY, INC.
A designer and marketer of branded leisure bicycles.
  10.5% Senior Secured Term Note A due 2009                              $     145,749   04/12/07         142,834         144,548
  10.5% Senior Secured Term Note B due 2012                              $     437,247   04/12/07         428,502         431,760
  12% Senior Secured Term Note C due 2012                                $     291,498   04/12/07         271,410         285,046
  Limited Liability Company Unit Series F (B)                              36,913 uts.   04/12/07                   36,913 35,068
  Limited Liability Company Unit Series G (B)                               2,852 uts.   04/12/07           2,852           2,709
                                                                                                    -------------   -------------
                                                                                                          882,511         899,131
                                                                                                    -------------   -------------
   *12/19/05 and 06/17/06.
  **10/24/96 and 08/28/98.
 ***10/30/03 and 01/02/04.
****09/24/04 and 04/20/06.
---------------------------------------------------------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  Limited Partnership Interest (B)                                          0.70% int.   03/30/00   $     281,250   $      33,750
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                     15,415 shs.   03/30/00         135,000          22,500
                                                                                                    -------------   -------------
                                                                                                          416,250          56,250
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Common Stock                                                             45,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management
services to large self-insured employers.
  12% Senior Subordinated Note due 2014                                  $   1,265,625   06/01/06       1,181,208       1,268,966
  Preferred Unit (B)                                                           84 uts.   06/01/06          83,524          75,177
  Common Unit (B)                                                             844 uts.   06/01/06             844             759
  Common Unit Class B (B)                                                     734 shs.   06/01/06          64,779          58,301
                                                                                                    -------------   -------------
                                                                                                        1,330,355       1,403,203
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated
sheet material for the food and consumer products
packaging industries.
  10% Senior Secured Term Note due 2013                                  $     524,791   04/13/06         516,919         522,081
  14% Senior Subordinated Note due 2014                                  $     317,177   04/13/06         285,591         315,955
  Common Stock (B)                                                         62,535 shs.   04/13/06          62,535          56,282
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     17,680 shs.   04/13/06          27,676             177
                                                                                                    -------------   -------------
                                                                                                          892,721         894,495
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
A provider of site development services to residential
homebuilders and developers in the Raleigh/Durham
region of North Carolina.
  12% Senior Subordinated Note due 2013                                  $   1,252,174   02/03/06       1,137,539       1,223,606
  Common Stock (B)                                                             98 shs.   02/03/06          97,826          35,019
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        135 shs.   02/03/06         110,348          48,143
                                                                                                    -------------   -------------
                                                                                                        1,345,713       1,306,768
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for
a wide variety of commercial vehicles.
  12% Senior Subordinated Note due 2014                                  $   1,237,500   01/31/06       1,156,429       1,214,564
  Common Stock (B)                                                        112,500 shs.   01/31/06         112,500         145,234
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                     73,275 shs.   01/31/06          63,113          94,596
                                                                                                    -------------   -------------
                                                                                                        1,332,042       1,454,394
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and
wood furniture.
  12% Senior Subordinated Note due 2013                                  $   1,170,000   02/10/06   $   1,090,964   $   1,074,448
  Common Stock (B)                                                            180 shs.   02/10/06         180,000         144,000
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         67 shs.   02/10/06          61,875               1
                                                                                                    -------------   -------------
                                                                                                        1,332,839       1,218,449
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                              0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                                $   1,081,731          *         998,123       1,082,913
  Common Stock (B)                                                             33 shs.          *          33,216          46,554
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                        106 shs.          *         105,618         148,013
                                                                                                    -------------   -------------
                                                                                                        1,136,957       1,277,480
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  12% Senior Secured Note due 2008                                       $     949,004   03/01/04         938,546         474,502
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                        1,088,046         474,502
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                  $     510,187   08/04/00         494,419         505,085
  Limited Partnership Interest of
    Saw Mill Capital Fund II, L.P. (B)                                      1.30% int.   08/03/00         469,245         325,646
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                                     26,931 shs.   08/04/00          61,101          65,399
                                                                                                    -------------   -------------
                                                                                                        1,024,765         896,130
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                                  $     843,750   12/15/04         803,329         852,136
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        594 shs.   12/15/04          53,528         102,680
                                                                                                    -------------   -------------
                                                                                                          856,857         954,816
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the
custom framing market.
  13.5% Senior Subordinated Note due 2013                                $   1,295,329   05/25/06       1,235,639       1,278,447
  Common Stock (B)                                                         71,053 shs.   05/25/06          71,053          63,948
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     43,600 shs.   05/25/06          37,871             436
                                                                                                    -------------   -------------
                                                                                                        1,344,563       1,342,831
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.
---------------------------------------------------------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio
doors throughout the northwestern United States.
  12% Senior Subordinated Note due 2014                                  $   1,227,000   03/14/07   $   1,119,031   $   1,197,522
  Common Stock (B)                                                            123 shs.   03/13/07         123,000         116,850
  Warrant, exercisable until 2017, to purchase
    common stock at $.01 per share (B)                                         89 shs.   03/14/07          85,890               1
                                                                                                    -------------   -------------
                                                                                                        1,327,921       1,314,373
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  8.86% Senior Secured Revolving Note due 2008 (C)                       $     136,287   06/16/00         136,287         135,112
  12% Senior Secured Tranche B Note due 2008                             $     314,509   06/16/00         309,867         314,509
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 3.02% int.   06/12/00         190,563         301,428
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        633 shs.   06/12/00          26,209         101,041
                                                                                                    -------------   -------------
                                                                                                          662,926         852,090
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                  $     969,643   02/27/04         902,683         979,339
  Common Stock                                                                  6 shs.   02/27/04           6,814         166,746
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share                                              6 shs.   02/27/04           4,124         152,505
                                                                                                    -------------   -------------
                                                                                                          913,621       1,298,590
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008 (D)                            $   2,036,000          *       1,899,714            --
  Common Stock (B)                                                          3,057 shs.          *         213,998            --
  Warrant, exercisable until 2008, to purchase
    common stock at $.11 per share (B)                                      8,245 shs.          *         318,838            --
                                                                                                    -------------   -------------
                                                                                                        2,432,550            --
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used
in the manufacturing of medium and high-pressure
reinforced hoses.
  12% Senior Subordinated Note due 2014                                  $     618,750   04/05/06         577,414         623,552
  13% Preferred Stock (B)                                                     299 shs.   04/05/06         299,295         338,209
  Common Stock (B)                                                             66 shs.   04/05/06          66,202         228,291
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                          7 shs.   04/05/06           6,832          23,553
                                                                                                    -------------   -------------
                                                                                                          949,743       1,213,605
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services,
lettershop services, and commercial printing services.
  12.5% Senior Subordinated Note due 2014                                $     516,177   05/04/07         483,072         499,984
  Limited Liability Company Unit (B)                                       12,176 uts.   05/04/07         158,824         150,883
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      1,787 shs.   05/04/07          22,781              18
                                                                                                    -------------   -------------
                                                                                                          664,677         650,885
                                                                                                    -------------   -------------
*12/23/98 and 01/28/99.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  9.85% Senior Secured Tranche A Note due 2010 (C)                       $     346,362   09/03/04   $     346,362   $     347,786
  12% Senior Secured Tranche B Note due 2011                             $     179,104   09/03/04         162,874         178,405
  Limited Partnership Interest (B)                                          4.48% int.   09/03/04          33,582          27,753
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        243 shs.   09/03/04          22,556          20,052
                                                                                                    -------------   -------------
                                                                                                          565,374         573,996
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                  $     549,837   09/30/04         510,555         559,497
  8.75% Senior Subordinated Note due 2012                                $     660,322   09/30/04         660,322         673,332
  Common Stock (B)                                                        218,099 shs.   09/30/04         218,099         754,421
  Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       87,755 shs.   09/30/04          51,941         303,552
                                                                                                    -------------   -------------
                                                                                                        1,440,917       2,290,802
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  8% Preferred Stock (B)                                                       44 shs.   10/28/04          44,289          43,975
  Common Stock (B)                                                         13,863 shs.   10/28/04          18,576          62,030
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     44,808 shs.   05/01/03          21,534         200,498
                                                                                                    -------------   -------------
                                                                                                           84,399         306,503
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
  12% Senior Subordinated Note due 2013                                  $   1,421,795          *       1,341,421       1,430,177
  Common Stock (B)                                                            238 shs.          *         238,000         206,716
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                         87 shs.          *          86,281          75,399
                                                                                                    -------------   -------------
                                                                                                        1,665,702       1,712,292
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial
furniture manufacturers and architectural and design firms.
  12% Senior Subordinated Note due 2014                                  $     618,802   08/04/06         553,324         618,512
  Limited Partnership Interest (B)                                         56,198 uts.   08/04/06          56,198          50,578
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                        586 shs.   08/04/06          56,705               6
                                                                                                    -------------   -------------
                                                                                                          666,227         669,096
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood
and electric hearth products and accessories.
  12% Senior Subordinated Note due 2014                                  $   1,350,000   03/31/06       1,256,382       1,271,615
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         81 shs.   03/31/06          73,125               1
                                                                                                    -------------   -------------
                                                                                                        1,329,507       1,271,616
                                                                                                    -------------   -------------
*08/12/05 and 09/11/06.
---------------------------------------------------------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal
fabricated components.
  12% Senior Subordinated Note due 2014                                  $   1,292,246   08/25/06   $   1,191,721   $   1,250,759
  Common Stock (B)                                                         57,754 shs.   08/25/06          57,754          46,203
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     91,923 shs.   08/25/06          79,380             919
                                                                                                    -------------   -------------
                                                                                                        1,328,855       1,297,881
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and
exhibit structures.
  Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          19.20% int.          *         199,301         232,238
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        122 shs.   12/21/05          20,941          14,218
                                                                                                    -------------   -------------
                                                                                                          220,242         246,456
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the
United States.
  12% Senior Subordinated Note due 2014                                  $     330,882   02/24/06         306,603         289,960
  Limited Liability Company Unit (B)                                          437 uts.         **         436,984         349,584
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         26 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
                                                                                                          763,274         639,544
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                  $     705,457   05/28/04         646,836         692,304
  8.75% Senior Secured Note due 2011                                     $     409,310   05/28/04         409,310         407,030
  Common Stock (B)                                                        385,233 shs.   05/28/04         385,233         327,448
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    116,521 shs.   05/28/04          74,736           1,165
                                                                                                    -------------   -------------
                                                                                                        1,516,115       1,427,947
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection
molded precision components used in industrial, consumer,
and other applications.
  12% Senior Subordinated Note due 2014                                  $     810,000   02/02/07         745,713         782,058
  Limited Partnership Interest of
    Saw Mill PCG Partners LLC (B)                                             540 uts.   02/01/07         540,000         513,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         48 shs.   02/02/07          48,087            --
                                                                                                    -------------   -------------
                                                                                                        1,333,800       1,295,058
                                                                                                    -------------   -------------
 *09/20/00, 05/23/02 and 02/21/07.
**02/24/06 and 06/22/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                               $     986,538   03/29/04   $     982,661   $     991,876
  10% Preferred Stock (B)                                                     135 shs.   03/29/04         135,044         135,542
  Common Stock (B)                                                          3,418 shs.   03/29/04           3,418          77,380
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      4,565 shs.   03/29/04           3,877         103,339
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,308,137
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                       $     464,286    01/28/02         464,286         441,072
  11.5% Senior Subordinated Note due 2012                               $     857,143    01/28/02         803,378         428,572
  Common Stock (B)                                                        178,571 shs.   01/28/02         178,571            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,538,832         869,644
                                                                                                    -------------   -------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in
North America.
  13% Senior Subordinated Note due 2013                                  $   1,256,152   12/20/05       1,184,532       1,281,275
  Common Stock (B)                                                         93,848 shs.   12/20/05          93,848         171,714
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                     52,820 shs.   12/20/05          52,292          96,645
                                                                                                    -------------   -------------
                                                                                                        1,330,672       1,549,634
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision
automated process equipment for the medical device
industry, with a focus on defibrillators and stents.
  10% Senior Secured Note due 2012                                       $     323,115   01/03/06         318,268         321,551
  13% Senior Subordinated Note due 2013                                  $     392,709   01/03/06         353,241         390,791
  Common Stock (B)                                                        184,176 shs.   01/03/06         184,176         165,758
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     43,073 shs.   01/03/06          35,900             431
                                                                                                    -------------   -------------
                                                                                                          891,585         878,531
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and
British Columbia.
  12% Senior Subordinated Note due 2008                                  $     620,500   08/07/98         620,500         606,977
  12% Senior Subordinated Note due 2008                                  $     244,154   02/09/00         240,037         241,236
  Limited Partnership Interest of Riverside VIII, VIII-A and
    VIII-B Holding Company, L.P.                                           10.66% int.          *         808,386         808,347
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     15,166 shs.         **         206,041          31,394
                                                                                                    -------------   -------------
                                                                                                        1,874,964       1,687,954
                                                                                                    -------------   -------------
 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/29/00.
---------------------------------------------------------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious
vehicles and related accessories.
  13% Senior Subordinated Note due 2013                                  $   1,047,115   01/17/06   $     949,533   $   1,050,917
  Limited Liability Company Unit (B)                                        1,942 uts.   01/17/06         302,885         379,359
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        328 shs.   01/17/06          90,424          64,050
                                                                                                    -------------   -------------
                                                                                                        1,342,842       1,494,326
                                                                                                    -------------   -------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the
United States.
  12% Senior Subordinated Note due 2014                                  $     962,104   04/28/06         902,807         953,416
  Common Stock (B)                                                             50 shs.   04/28/06          50,000          45,000
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         49 shs.   04/28/06          44,322            --
                                                                                                    -------------   -------------
                                                                                                          997,129         998,416
                                                                                                    -------------   -------------
P A S Holdco LLC
An independent provider of maintenance, repair and
overhaul services to the aerospace gas turbine engine and
airframe markets.
  14% Senior Subordinated Note due 2014                                  $   1,164,792   07/03/06       1,107,882       1,188,560
  Preferred Unit (B)                                                          202 uts.   07/03/06         202,320         192,204
  Preferred Unit (B)                                                           36 uts.   07/03/06          36,420          34,599
  Common Unit Class I (B)                                                      78 uts.   07/03/06            --                 1
  Common Unit Class L (B)                                                      17 uts.   07/03/06            --              --
                                                                                                    -------------   -------------
                                                                                                        1,346,622       1,415,364
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general
industrial, medical, and food industries.
  12% Senior Subordinated Note due 2013                                  $   1,215,000   03/31/06       1,139,056       1,227,461
  Preferred Stock (B)                                                          19 shs.   03/31/06         174,492         187,187
  Common Stock (B)                                                             12 shs.   03/31/06          13,500          19,854
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                          7 shs.   03/31/06           5,888          11,553
                                                                                                    -------------   -------------
                                                                                                        1,332,936       1,446,055
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous
oxygen and nitrogen generating systems used in the
global defense, oil & gas and medical sectors.
  12% Senior Subordinated Note due 2012                                  $     690,683   04/27/07         629,139         680,863
  Limited Liability Company Unit (B)                                      928,962 uts.   04/27/07          33,477          31,771
                                                                                                    -------------   -------------
                                                                                                          662,616         712,634
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                  $   1,125,000   12/19/00       1,085,379       1,121,532
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          1.28% int.   12/21/00         140,625         223,152
                                                                                                    -------------   -------------
                                                                                                        1,226,004       1,344,684
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum
extruded products.
  12% Senior Subordinated Note due 2014                                  $   1,080,000   10/02/06   $   1,001,420   $   1,086,705
  Limited Liability Company Unit (B)                                          733 uts.   10/02/06         270,000         256,499
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                        182 shs.   10/02/06          65,988               2
                                                                                                    -------------   -------------
                                                                                                        1,337,408       1,343,206
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                            332 shs.   08/12/94          33,217            --
  Common Stock (B)                                                            867 shs.          *          42,365            --
                                                                                                    -------------   -------------
                                                                                                           75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products.
  12% Senior Subordinated Note due 2012                                  $     937,500   05/28/04         797,018         924,503
  Common Stock                                                            187,500 shs.   05/28/04         187,500          64,525
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share                                        199,969 shs.   05/28/04         199,969          68,816
                                                                                                    -------------   -------------
                                                                                                        1,184,487       1,057,844
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major
restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012 (D)                              $   1,002,475   07/09/04         976,254            --
  Limited Partnership Interest (B)                                          4.90% int.   07/09/04         137,195            --
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        280 shs.   07/09/04          25,973            --
                                                                                                    -------------   -------------
                                                                                                        1,139,422            --
                                                                                                    -------------   -------------
R A J Manufacturing Holdings LLC
A designer and manufacturer of women's swimwear sold
under a variety of licensed brand names.
  12.5% Senior Subordinated Note due 2014                                $   1,200,277   12/15/06       1,106,663       1,218,191
  Limited Liability Company Unit (B)                                        1,497 uts.   12/15/06         149,723         142,237
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                          2 shs.   12/15/06          69,609            --
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,360,428
                                                                                                    -------------   -------------
Radiac Abrasives, Inc.
A manufacturer of bonded abrasive and super abrasive
grinding wheels in the United States.
  12% Senior Subordinated Note due 2014                                  $   1,196,809   02/10/06       1,116,520       1,232,713
  Common Stock (B)                                                        153,191 shs.   02/10/06         153,191         137,872
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                     69,647 shs.   02/10/06          63,421             696
                                                                                                    -------------   -------------
                                                                                                        1,333,132       1,371,281
                                                                                                    -------------   -------------
*08/12/94 and 11/14/01.
---------------------------------------------------------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and
foodservice channels.
  13% Senior Subordinated Note due 2011 (D)                              $     975,000   09/29/04   $     891,404   $     780,000
  Limited Liability Company Unit (B)                                      248,916 uts.          *         377,417            --
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,481 shs.   09/29/04          83,596            --
                                                                                                    -------------   -------------
                                                                                                        1,352,417         780,000
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Note due 2011                                $     562,500   11/14/03         518,342         573,750
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                         74 shs.   11/14/03          65,089          85,198
                                                                                                    -------------   -------------
                                                                                                          583,431         658,948
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Class B Common Stock (B)                                                    846 shs.   06/02/99         146,456         662,596
                                                                                                    -------------   -------------
Savage Sports Holding, Inc.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                  $     814,655   09/10/04         767,992         835,988
  Common Stock (B)                                                            310 shs.   09/10/04         310,345         430,392
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         71 shs.   09/10/04          60,129          98,102
                                                                                                    -------------   -------------
                                                                                                        1,138,466       1,364,482
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC                            0.76% int.   08/29/00         363,576            --
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative
carpets and rugs.
  12.13% Senior Subordinated Note due 2014                               $   1,185,366   08/01/06       1,115,390       1,174,724
  Common Stock (B)                                                            165 shs.   08/01/06         164,634         148,167
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         55 shs.   08/01/06          49,390               1
                                                                                                    -------------   -------------
                                                                                                        1,329,414       1,322,892
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                     61,862 shs.   01/14/00         382,501            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  Limited Liability Company Unit (B)                                        1.05% int.   08/20/03          33,462           7,465
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     45,942 shs.   08/21/03          10,249          10,249
                                                                                                    -------------   -------------
                                                                                                           43,711          17,714
                                                                                                    -------------   -------------
*09/29/04, 06/04/07 and 06/14/07.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services
to the North American railroad industry.
  13% Senior Subordinated Note due 2013                                  $   1,173,909   10/14/05   $   1,015,682   $   1,197,387
  Common Stock (B)                                                          1,167 shs.   10/14/05           1,167         373,268
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        618 shs.   10/14/05         155,860         197,669
                                                                                                    -------------   -------------
                                                                                                        1,172,709       1,768,324
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  8.61% Senior Secured Tranche B Note due 2012 (C)                       $     828,594          *         825,377         820,719
  10.5% Senior Secured Tranche B Note due 2012 (C)                       $      43,421          *          43,421          43,008
  12% Senior Subordinated Note due 2014                                  $     664,062         **         632,950         658,410
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P.                                           2.30% int.   03/01/05          66,448          75,335
  Warrant, exercisable until 2016, to purchase
    common stock at $.01 per share (B)                                         41 shs.   04/28/06          34,627          18,832
                                                                                                    -------------   -------------
                                                                                                        1,602,823       1,616,304
                                                                                                    -------------   -------------
TOTAL EQUIPMENT & SERVICE, INC.
A manufacturer of a wide variety of equipment used in the
oil and gas industry.
  10.5% Senior Secured Term Note due 2013                                $     486,487   03/02/07         479,190         475,994
  13% Senior Subordinated Note due 2014                                  $     341,971   03/02/07         280,347         332,615
  Common Stock (B)                                                         71,542 shs.   03/02/07          71,542          67,965
  Warrant, exercisable until 2014 to purchase
    common stock at $.01 per share (B)                                     19,733 shs.   03/02/07          54,784             197
                                                                                                    -------------   -------------
                                                                                                          885,863         876,771
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies,
such as safety products, janitorial supplies, work
apparel, washroom and restroom supplies and sanitary
care products.
  13% Senior Subordinated Note due 2009                                  $   1,356,000   02/05/98       1,297,089       1,356,000
  Common Stock (B)                                                            315 shs.   02/04/98         315,000         108,755
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        222 shs.   02/05/98         184,416          76,647
                                                                                                    -------------   -------------
                                                                                                        1,796,505       1,541,402
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
  12% Senior Subordinated Note due 2013                                  $     918,000   08/31/05         882,371         932,393
  Common Stock (B)                                                            571 shs.        ***         570,944         569,295
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                         46 shs.   08/31/05          41,021          45,369
                                                                                                    -------------   -------------
                                                                                                        1,494,336       1,547,057
                                                                                                    -------------   -------------
  *04/28/06 and 12/21/06.
 **04/28/06 and 09/13/06.
***08/31/05 and 04/30/07.
---------------------------------------------------------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                                $     225,806   01/20/00   $     225,806   $     227,000
  12% Senior Subordinated Note due 2010                                  $     758,100   01/20/00         739,641         773,686
  Common Stock (B)                                                        129,960 shs.   01/20/00         129,960         538,306
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      148,911 shs.   01/20/00          56,316         616,803
                                                                                                    -------------   -------------
                                                                                                        1,151,723       2,155,795
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
  12% Senior Subordinated Note due 2013                                  $   1,222,698          *       1,145,193       1,223,724
  Common Stock (B)                                                            393 shs.          *         423,985         671,774
  Warrant, exercisable until 2013, to purchase
    common stock at $.02 per share (B)                                         81 shs.          *          84,650         138,732
                                                                                                    -------------   -------------
                                                                                                        1,653,828       2,034,230
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                                $     562,500   04/11/03         536,384         568,125
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      3,060 shs.   04/11/03          46,291         145,363
                                                                                                    -------------   -------------
                                                                                                          582,675         713,488
                                                                                                    -------------   -------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty
silica sands.
  14% Redeemable Preferred Stock (B)                                          499 shs.   09/30/99         272,912         466,871
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $8.02 per share (B)                               72,720 shs.   12/19/96         583,365            --
  Common Stock (B)                                                         10,013 shs.   09/30/99         399,505            --
  Warrants, exercisable until 2010, to
    purchase common stock at $.01 per share (B)                             2,459 shs.         **          64,182            --
                                                                                                    -------------   -------------
                                                                                                        1,319,964         466,871
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice
making, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                                $     996,500   04/30/04         913,123         996,500
  Common Stock (B)                                                             96 shs.   04/30/04          96,400         105,851
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        122 shs.   04/30/04         112,106         133,961
                                                                                                    -------------   -------------
                                                                                                        1,121,629       1,236,312
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units                                                  0.04% int.   12/02/96               1            --
                                                                                                    -------------   -------------
 *07/19/05 and 12/22/05.
**12/19/96 and 09/30/99.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                         Principal Amount    Date          Cost         Fair Value
                                                                         -------------   --------   -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the
aerospace industry.
  10.5% Senior Secured Term Loan due 2013                                $     458,824   05/17/07   $     451,942   $     450,798
  13% Senior Subordinated Note due 2014                                  $     370,588   05/17/07         332,050         365,819
  Common Stock (B)                                                         70,588 shs.   05/17/07          70,588          67,059
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                     20,003 shs.   05/17/07          31,460             200
                                                                                                    -------------   -------------
                                                                                                          886,040         883,876
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  15% Senior Subordinated Note due 2011                                  $   1,074,090   09/24/04         994,954         966,682
  Common Stock (B)                                                         14,006 shs.          *         140,064         112,048
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     12,593 shs.   09/24/04          98,938         100,744
                                                                                                    -------------   -------------
                                                                                                        1,233,956       1,179,474
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
  12.5% Senior Subordinated Note due 2012                                $     900,000   07/19/04         785,148         822,421
  Limited Liability Company Unit Class A (B)                                0.93% int.   07/19/04         219,375         119,100
  Limited Liability Company Unit Class B (B)                                0.41% int.   07/19/04          96,848          52,580
                                                                                                    -------------   -------------
                                                                                                        1,101,371         994,101
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting
goods apparel.
  12.36% Senior Subordinated Lien Note due 2009 (C)                      $     345,395   07/12/04         345,395         345,843
  14% Senior Subordinated Note due 2012                                  $     574,613   07/12/04         573,271         586,105
  Limited Partnership Interest (B)                                          0.20% int.   07/12/04          19,737         416,705
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      2,133 shs.   07/12/04           1,500          45,039
                                                                                                    -------------   -------------
                                                                                                          939,903       1,393,692
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
  12.13% Senior Subordinated Note due 2014                               $     911,250   11/30/06         849,000         881,073
  Common Stock (B)                                                            101 shs.   11/30/06         101,250          96,188
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         51 shs.   11/30/06          45,790               1
                                                                                                    -------------   -------------
                                                                                                          996,040         977,262
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
  13% Senior Subordinated Note due 2015                                  $     613,692   05/14/07         557,515         597,078
  Limited Partnership Interest (B)                                         61,308 uts.   05/14/07          61,308          58,243
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                         47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          663,009         655,321
                                                                                                    -------------   -------------

TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 $  97,769,428   $  97,211,042
                                                                                                    =============   =============
*09/24/04 and 12/22/06.
---------------------------------------------------------------------------------------------------------------------------------
22

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                                       Shares or
                                                              Interest     Due         Principal
CORPORATE RESTRICTED SECURITIES(A)(Continued)                   Rate       Date         Amount           Cost         Fair Value
                                                              -------    --------    ------------    ------------    ------------
RULE 144A SECURITIES - 5.19%: (A)

BONDS - 5.19%

  Aramark Corporation                                          8.500%    02/01/15    $    100,000    $    100,000    $    101,500
  Aramark Corporation (C)                                      8.856     02/01/15         100,000         100,000         101,500
  Bombardier, Inc.                                             6.300     05/01/14         500,000         440,315         475,000
  Bristow Group Inc.                                           7.500     09/15/17          75,000          75,000          75,188
  Charter Communications Op LLC                                8.000     04/30/12         250,000         249,375         253,125
  Community Health Systems                                     8.875     07/15/15         450,000         446,823         456,188
  Douglas Dynamics LLC                                         7.750     01/15/12         325,000         326,475         308,750
  G F S I, Inc. (C)                                           11.500     06/01/11         375,000         340,343         386,250
  H C A, Inc.                                                  9.250     11/15/16         500,000         508,663         532,500
  Packaging Dynamics Corporation of America                   10.000     05/01/16         850,000         859,933         854,250
  Rental Service Corporation                                   9.500     12/01/14         500,000         507,119         510,000
  Steel Dynamics, Inc.                                         6.750     04/01/15         100,000         100,000          97,250
  Stewart & Stevenson LLC                                     10.000     07/15/14         750,000         771,056         783,750
  Tenaska Alabama Partners LP                                  7.000     06/30/21         176,110         176,110         180,201
  Tesoro Petroleum Corporation                                 6.500     06/01/17         250,000         250,000         244,375
  Transdigm, Inc.                                              7.750     07/15/14         150,000         151,449         151,500
  Tube City IMS Corporation                                    9.750     02/01/15         320,000         332,590         328,000
  Tunica-Biloxi Gaming Authority                               9.000     11/15/15         500,000         516,338         522,500
  Valassis Communications, Inc.                                8.250     03/01/15         400,000         390,300         390,000
                                                                                                     ------------    ------------
    TOTAL BONDS                                                                                      $  6,641,889       6,751,827
                                                                                                     ------------    ------------
WARRANTS - 0.00%
  WINSLOEW FURNITURE, INC. (B)                                                                700    $          7    $       --
                                                                                                     ------------    ------------
    TOTAL WARRANTS                                                                                              7            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                              6,641,896       6,751,827
                                                                                                     ------------    ------------

    TOTAL CORPORATE RESTRICTED SECURITIES                                                            $104,411,324    $103,962,869
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                              Interest     Due         Principal
CORPORATE PUBLIC SECURITIES - 22.41%: (A)                       Rate       Date         Amount           Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
BONDS - 21.51%
  Allied Waste NA                                              7.875%    04/15/13    $    500,000    $    513,428    $    505,625
  Appleton Papers, Inc.                                        8.125     06/15/11         250,000         250,000         257,500
  Atlas Pipeline Partners                                      8.125     12/15/15         600,000         612,034         598,500
  Basic Energy Services                                        7.125     04/15/16         625,000         610,043         596,875
  Blockbuster, Inc. (C)                                        9.000     09/01/12         275,000         276,208         254,375
  Cablevision Systems Corporation                              8.000     04/15/12         500,000         506,325         493,750
  Chesapeake Energy Corporation                                7.000     08/15/14         650,000         672,973         645,125
  Cincinnati Bell, Inc.                                        8.375     01/15/14         550,000         503,750         555,500
  Clayton Williams Energy, Inc.                                7.750     08/01/13         575,000         557,000         529,000
  Del Monte Corporation                                        8.625     12/15/12         200,000         200,000         206,500
  Dynegy Holdings, Inc.                                        8.375     05/01/16         665,000         676,303         650,038
  Edison Mission Energy                                        7.750     06/15/16          35,000          35,000          34,825
  Electronic Data Systems Corporation                          7.125     10/15/09         500,000         503,257         514,573
  Esterline Technologies                                       7.750     06/15/13         175,000         175,000         176,750
  Exco Resources, Inc.                                         7.250     01/15/11         500,000         488,750         497,500
  Ford Motor Credit Co.                                        7.375     10/28/09         750,000         748,125         744,492
  Ford Motor Credit Co.                                        8.000     12/15/16         150,000         147,483         143,274
  Freeport-McMoran Copper & Gold                               8.375     04/01/17         190,000         190,000         202,825
  Gencorp, Inc.                                                9.500     08/15/13         130,000         130,000         139,100
  General Motors Acceptance Corporation                        5.850     01/14/09         750,000         741,838         739,153
  Goodyear Tire & Rubber Co.                                   7.857     08/15/11         350,000         327,250         357,000
  Goodyear Tire & Rubber Co.                                   9.000     07/01/15          64,000          65,259          68,960
  GulfMark Offshore, Inc.                                      7.750     07/15/14         300,000         298,725         303,000
  Idearc, Inc.                                                 8.000     11/15/16         300,000         300,000         303,000
  Inergy LP                                                    8.250     03/01/16          75,000          75,000          77,063
  Interline Brands, Inc.                                       8.125     06/15/14         150,000         148,925         151,125
  Iron Mountain, Inc.                                          8.750     07/15/18         500,000         515,246         515,000
  K 2, Inc.                                                    7.375     07/01/14         150,000         150,501         157,875
  Koppers, Inc.                                                9.875     10/15/13         170,000         170,000         181,475
  Lazard LLC                                                   7.125     05/15/15         375,000         374,704         386,822
  Leucadia National Corporation                                7.000     08/15/13         350,000         355,575         343,000
  Liberty Media Corporation                                    5.700     05/15/13         500,000         475,805         469,958
  Mac-Gray Corporation                                         7.625     08/15/15         300,000         300,000         301,500
  Majestic Star Casino LLC                                     9.500     10/15/10         250,000         250,000         260,000
  Manitowoc Company, Inc.                                      7.125     11/01/13         100,000         100,000         100,250
  Mariner Energy, Inc.                                         8.000     05/15/17         400,000         402,714         397,000
  Markwest Energy Operating Co.                                6.875     11/01/14         550,000         532,750         519,750
  Mediacom Broadband LLC                                       8.500     10/15/15         750,000         766,319         753,750
  Metaldyne Corporation (C)                                   10.000     11/01/13         340,000         341,782         360,400
  N R G Energy, Inc.                                           7.375     02/01/16         600,000         598,750         601,500
  N T L Cable PLC                                              9.125     08/15/16         690,000         709,621         722,775
  Nalco Co.                                                    7.750     11/15/11         250,000         250,000         251,875
  Neiman Marcus Group, Inc.                                   10.375     10/15/15         600,000         600,000         660,000
  Nextel Communications, Inc.                                  7.375     08/01/15         400,000         408,268         399,828
  North American Energy Partners                               8.750     12/01/11         200,000         200,000         202,000
  NOVA Chemicals Corporation (C)                               8.484     11/15/13         215,000         215,000         215,000
  O E D Corp/Diamond Jo Company Guarantee                      8.750     04/15/12         500,000         492,980         500,000
  Offshore Logistics, Inc.                                     6.125     06/15/13         350,000         350,000         329,875
  P Q Corporation                                              7.500     02/15/13         685,000         677,350         726,100
  Pacific Energy Partners                                      7.125     06/15/14         250,000         251,763         258,655
  Pacific Energy Partners                                      6.250     09/15/15         100,000          99,544          98,233
  Petrohawk Energy Corporation                                 9.125     07/15/13         500,000         498,860         528,750
  Pliant Corporation (C)                                      11.850     06/15/09         681,101         686,165         732,184
  Primedia, Inc.                                               8.000     05/15/13         500,000         513,575         526,250
  Quicksilver Resources, Inc.                                  7.125     04/01/16         600,000         583,125         579,000
  R H Donnelley, Inc.                                          8.875     01/15/16         325,000         346,114         338,000
  Rent-A-Center, Inc.                                          7.500     05/01/10         250,000         250,000         253,750
  Rock-Tenn Co.                                                8.200     08/15/11          80,000          80,473          82,400
  Rogers Wireless, Inc.                                        7.500     03/15/15         560,000         596,731         599,877
  Sheridan Acquisition Corporation                            10.250     08/15/11         225,000         222,001         236,250

---------------------------------------------------------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                                                       Shares or
                                                              Interest     Due         Principal
CORPORATE PUBLIC SECURITIES:(A)(Continued)                      Rate       Date         Amount           Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
BONDS, CONTINUED
  Sierra Pacific Resources                                     6.750%    08/15/17    $    330,000    $    331,525    $    324,410
  Tekni-Plex, Inc.                                            12.750     06/15/10         500,000         483,500         445,000
  Tenet Healthcare Corporation                                 6.375     12/01/11         250,000         241,250         228,438
  Tenet Healthcare Corporation                                 9.875     07/01/14         350,000         341,859         346,500
  Tenneco, Inc.                                                8.625     11/15/14         500,000         501,240         515,000
  Tennessee Gas Pipeline Co.                                   7.000     03/15/27         250,000         261,753         257,189
  Texas Industries, Inc.                                       7.250     07/15/13          35,000          35,000          35,088
  Titan International, Inc.                                    8.000     01/15/12          70,000          70,000          71,925
  Triton P C S, Inc.                                           8.500     06/01/13         500,000         500,000         511,250
  Unisys Corporation                                           8.000     10/15/12          90,000          90,000          87,525
  United Components, Inc.                                      9.375     06/15/13         535,000         536,130         552,384
  United Rentals, Inc.                                         7.750     11/15/13         325,000         325,000         325,406
  Universal City Florida (C)                                  10.106     05/01/10         100,000         100,000         102,000
  Universal City Florida                                       8.375     05/01/10         100,000         100,000         102,250
  Vought Aircraft Industries                                   8.000     07/15/11         650,000         648,511         646,750
  Warner Music Group Corporation                               7.375     04/15/14         125,000         125,000         116,250
                                                                                                     ------------    ------------
    TOTAL BONDS                                                                                      $ 27,809,160    $ 28,001,875
                                                                                                     ------------    ------------
COMMON STOCK - 0.70%

  Distributed Energy Systems Corporation (B)                                               14,000    $    177,078    $     18,200
  EnerNOC, Inc. (B)                                                                        23,500         648,410         896,055
                                                                                                     ------------    ------------
    TOTAL COMMON STOCK                                                                                    825,488         914,255
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.20%
  Citadel Broadcasting Corporation                             1.875%    02/15/11    $    300,000    $    232,875    $    258,000
                                                                                                     ------------    ------------
    TOTAL CONVERTIBLE BONDS                                                                               232,875         258,000
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 28,867,523    $ 29,174,130
                                                                                                     ------------    ------------


                                                              Interest     Due         Principal
SHORT-TERM SECURITIES:                                      Rate/Yield*    Date         Amount           Cost        Market Value
                                                              -------    --------    ------------    ------------    ------------
COMMERCIAL PAPER - 4.24%
  Lennar Corporation                                           5.455%    07/05/07    $  1,816,000    $  1,814,625    $  1,814,625
  Walt Disney Co.                                              5.424     07/03/07       1,259,000       1,258,431       1,258,431
  Wellpoint, Inc.                                              5.414     07/02/07       2,450,000       2,449,264       2,449,264
                                                                                                     ------------    ------------
    TOTAL SHORT-TERM SECURITIES                                                                      $  5,522,320    $  5,522,320
                                                                                                     ------------    ------------

TOTAL INVESTMENTS                                             106.51%                                $138,801,167    $138,659,319
                                                                                                     ============    ------------
  Other Assets                                                  3.70                                                    4,813,765
    Liabilities                                               (10.21)                                                 (13,288,487)
                                                              ------                                                 ------------
  TOTAL NET ASSETS                                            100.00%                                                $130,184,597
                                                              ======                                                 ============

(A)  In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)  Non-income producing security.
(C)  Variable rate security; rate indicated is as of 06/30/07.
(D)  Defaulted security; interest not accrued.
 *   Effective yield at purchase.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                       Market Value                                                           Market Value
                                               ------------                                                           ------------
AEROSPACE - 3.88%                                                      BUILDINGS & REAL ESTATE - 1.58%
Consolidated Foundries Holdings                $  1,641,659            K W P I Holdings Corporation                   $  1,314,373
Esterline Technologies                              176,750            Texas Industries, Inc.                               35,088
Gencorp, Inc.                                       139,100            TruStile Doors, Inc.                                713,488
P A S Holdco LLC                                  1,415,364                                                           ------------
Transdigm, Inc.                                     151,500                                                              2,062,949
Visioneering, Inc.                                  883,876                                                           ------------
Vought Aircraft Industries                          646,750            CHEMICAL, PLASTICS & RUBBER - 1.23%
                                               ------------            Capital Specialty Plastics, Inc.                    223,573
                                                  5,054,999            Koppers, Inc.                                       181,475
                                               ------------            Nalco Co.                                           251,875
AUTOMOBILE - 8.35%                                                     NOVA Chemicals Corporation                          215,000
Ford Motor Credit Co.                               887,766            P Q Corporation                                     726,100
Fuel Systems Holding Corporation                  1,454,394                                                           ------------
General Motors Acceptance Corporation               739,153                                                              1,598,023
Goodyear Tire & Rubber Co.                          425,960                                                           ------------
Jason, Inc.                                         896,130            CONSUMER PRODUCTS - 9.30%
LIH Investors, L.P.                                    --              Aero Holdings, Inc.                               1,744,139
Metaldyne Corporation                               360,400            Augusta Sportswear Holding Co.                    1,720,017
Nyloncraft, Inc.                                    869,644            Bravo Sports Holding Corporation                  1,291,563
Ontario Drive & Gear Ltd.                         1,494,326            G F S I, Inc.                                       386,250
Qualis Automotive LLC                             1,057,844            K N B Holdings Corporation                        1,342,831
Tenneco, Inc.                                       515,000            Momentum Holding Co.                                669,096
Titan International, Inc.                            71,925            R A J Manufacturing Holdings LLC                  1,360,428
Transtar Holding Company                          1,547,057            Royal Baths Manufacturing Company                   658,948
United Components, Inc.                             552,384            The Tranzonic Companies                           1,541,402
                                               ------------            Walls Industries, Inc.                            1,393,692
                                                 10,871,983            Winsloew Furniture, Inc.                               --
                                               ------------                                                           ------------
BEVERAGE, DRUG & FOOD - 3.49%                                                                                           12,108,366
Aramark Corporation                                 203,000                                                           ------------
Beta Brands Ltd.                                       --              CONTAINERS, PACKAGING & GLASS - 5.60%
Del Monte Corporation                               206,500            Flutes, Inc.                                        894,495
Eagle Pack Pet Foods, Inc.                          865,136            Maverick Acquisition Company                        573,996
Nonni's Food Company                              1,308,137            P I I Holding Corporation                         1,446,055
River Ranch Fresh Foods LLC                         780,000            Packaging Dynamics Corporation of America           854,250
Specialty Foods Group, Inc.                            --              Paradigm Packaging, Inc.                          1,344,684
Vitality Foodservice, Inc.                        1,179,474            Pliant Corporation                                  732,184
                                               ------------            Tekni-Plex, Inc.                                    445,000
                                                  4,542,247            Vitex Packaging Group, Inc.                         994,101
                                               ------------                                                           ------------
BROADCASTING & ENTERTAINMENT - 2.22%                                                                                     7,284,765
Cablevision Systems Corporation                     493,750                                                           ------------
Charter Communications Op LLC                       253,125            DISTRIBUTION - 3.80%
Citadel Broadcasting Corporation                    258,000            Duncan Systems, Inc.                                887,235
Liberty Media Corporation                           469,958            Kele and Associates, Inc.                         1,298,590
Mediacom Broadband LLC                              753,750            Magnatech International, Inc.                     1,213,605
Workplace Media Holdings Co.                        655,321            O R S Nasco Holding, Inc.                         1,549,634
                                               ------------            QualServ Corporation                                   --
                                                  2,883,904            Strategic Equipment & Supply Corporation, Inc.         --
                                               ------------                                                           ------------
                                                                                                                         4,949,064
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                       Market Value                                                           Market Value
                                               ------------                                                           ------------
DIVERSIFIED/CONGLOMERATE,                                              HEALTHCARE, EDUCATION &
  MANUFACTURING - 7.23%                                                  CHILDCARE - 4.46%
Arrow Tru-Line Holdings, Inc.                  $  1,036,685            A T I Acquisition Company                      $  1,164,076
Bombardier, Inc.                                    475,000            American Hospice Management Holding LLC           1,372,661
Coining Corporation of America LLC                1,478,611            Community Health Systems                            456,188
Dexter Magnetics Technologies, Inc.               1,359,059            F H S Holdings LLC                                1,403,203
Douglas Dynamics LLC                                308,750            H C A, Inc.                                         532,500
Evans Consoles, Inc.                                   --              MedAssist, Inc.                                     306,503
Postle Aluminum Company LLC                       1,343,206            Tenet Healthcare Corporation                        574,938
Radiac Abrasives, Inc.                            1,371,281                                                           ------------
Truck Bodies & Equipment International            2,034,230                                                              5,810,069
                                               ------------                                                           ------------
                                                  9,406,822            HOME & OFFICE FURNISHINGS,
                                               ------------              HOUSEWARES, AND DURABLE
DIVERSIFIED/CONGLOMERATE,                                                CONSUMER PRODUCTS - 6.75%
  SERVICE - 3.26%                                                      Connor Sport Court International, Inc.              529,709
Allied Waste NA                                     505,625            H M Holding Company                               1,218,449
CapeSuccess LLC                                       2,512            Home Decor Holding Company                        1,277,480
Diversco, Inc./DHI Holdings, Inc.                      --              Justrite Manufacturing Acquisition Co.              954,816
Dwyer Group, Inc.                                   557,965            Monessen Holding Corporation                      1,271,616
Fowler Holding, Inc.                              1,306,768            Stanton Carpet Holding Co.                        1,322,892
Interline Brands, Inc.                              151,125            U-Line Corporation                                1,236,312
Iron Mountain, Inc.                                 515,000            Wellborn Forest Holding Co.                         977,262
Mac-Gray Corporation                                301,500                                                           ------------
Mail Communications Group, Inc.                     650,885                                                              8,788,536
Moss, Inc.                                          246,456                                                           ------------
                                               ------------            LEISURE, AMUSEMENT,
                                                  4,237,836              ENTERTAINMENT - 4.51%
                                               ------------            Electra Bicycle Company, Inc.                       899,131
ELECTRONICS - 2.79%                                                    K 2, Inc.                                           157,875
Connecticut Electric, Inc.                        1,371,745            Keepsake Quilting, Inc.                             852,090
Directed Electronics, Inc.                        1,724,842            Majestic Star Casino LLC                            260,000
Distributed Energy Systems Corporation               18,200            O E D Corp/Diamond Jo Company Guarantee             500,000
Electronic Data Systems Corporation                 514,573            Overton's Holding Company                           998,416
                                               ------------            Savage Sports Holding, Inc.                       1,364,482
                                                  3,629,360            Tunica-Biloxi Gaming Authority                      522,500
                                               ------------            Universal City Florida                              204,250
FARMING & AGRICULTURE - 0.00%                                          Warner Music Group Corporation                      116,250
Protein Genetics, Inc.                                 --                                                             ------------
                                               ------------                                                              5,874,994
FINANCIAL SERVICES - 0.56%                                                                                            ------------
Highgate Capital LLC                                   --              MACHINERY - 9.65%
Lazard LLC                                          386,822            Davis-Standard LLC                                1,339,423
Leucadia National Corporation                       343,000            Integration Technology Systems, Inc.                474,502
Victory Ventures LLC                                   --              Manitowoc Company, Inc.                             100,250
                                               ------------            Maxon Corporation                                 2,290,802
                                                    729,822            Morton Industrial Group, Inc.                     1,297,881
                                               ------------            Navis Global                                      1,427,947
                                                                       NetShape Technologies, Inc.                       1,295,058
                                                                       Pacific Consolidated Holdings LLC                   712,634
                                                                       Safety Speed Cut Manufacturing Company, Inc.        662,596
                                                                       Stewart & Stevenson LLC                             783,750
                                                                       Synventive Equity LLC                                17,714
                                                                       Tronair, Inc.                                     2,155,795
                                                                                                                      ------------
                                                                                                                        12,558,352
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                27

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONT.)   MASSMUTUAL PARTICIPATION INVESTORS
June 30, 2007
(Unaudited)

                                                Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                       Market Value                                                           Market Value
                                               ------------                                                           ------------
MEDICAL DEVICES/BIOTECH - 2.66%                                        RETAIL STORES - 2.83%
Coeur, Inc.                                    $    784,558            Blockbuster, Inc.                              $    254,375
E X C Acquisition Corporation                        83,546            Neiman Marcus Group, Inc.                           660,000
MicroGroup, Inc.                                  1,712,292            Olympic Sales, Inc.                               1,687,954
OakRiver Technology, Inc.                           878,531            Rent-A-Center, Inc.                                 253,750
                                               ------------            Rental Service Corporation                          510,000
                                                  3,458,927            United Rentals, Inc.                                325,406
                                               ------------                                                           ------------
MINING, STEEL, IRON & NON PRECIOUS                                                                                       3,691,485
  METALS - 0.84%                                                                                                      ------------
Freeport-McMoran Copper & Gold                      202,825            TECHNOLOGY - 0.76%
Steel Dynamics, Inc.                                 97,250            EnerNOC, Inc.                                       896,055
Tube City IMS Corporation                           328,000            Unisys Corporation                                   87,525
U S S Holdings, Inc.                                466,871                                                           ------------
                                               ------------                                                                983,580
                                                  1,094,946                                                           ------------
                                               ------------            TELECOMMUNICATIONS - 3.46%
NATURAL RESOURCES - 0.26%                                              Cincinnati Bell, Inc.                               555,500
Appleton Papers, Inc.                               257,500            DeltaCom                                          1,720,115
Rock-Tenn Co.                                        82,400            Nextel Communications, Inc.                         399,828
                                               ------------            N T L Cable PLC                                     722,775
                                                    339,900            Rogers Wireless, Inc.                               599,877
                                               ------------            Triton P C S, Inc.                                  511,250
OIL AND GAS - 4.71%                                                                                                   ------------
Atlas Pipeline Partners                             598,500                                                              4,509,345
Basic Energy Services                               596,875                                                           ------------
Bristow Group, Inc.                                  75,188            TRANSPORTATION - 1.85%
Chesapeake Energy Corporation                       645,125            NABCO, Inc.                                         639,544
Clayton Williams Energy, Inc.                       529,000            Tangent Rail Corporation                          1,768,324
Exco Resources, Inc.                                497,500                                                           ------------
GulfMark Offshore, Inc.                             303,000                                                              2,407,868
Mariner Energy, Inc.                                397,000                                                           ------------
North American Energy Partners                      202,000            UTILITIES - 2.51%
Offshore Logistics, Inc.                            329,875            Dynegy Holdings, Inc.                               650,038
Quicksilver Resources, Inc.                         579,000            Edison Mission Energy                                34,825
Tennessee Gas Pipeline Co.                          257,189            Inergy LP                                            77,063
Tesoro Petroleum Corporation                        244,375            Markwest Energy Operating Co.                       519,750
Total Equipment & Service, Inc.                     876,771            N R G Energy, Inc.                                  601,500
                                               ------------            Pacific Energy Partners                             356,888
                                                  6,131,398            Petrohawk Energy Corporation                        528,750
                                               ------------            Sierra Pacific Resources                            324,410
PHARMACEUTICALS - 1.11%                                                Tenaska Alabama Partners LP                         180,201
CorePharma LLC                                    1,387,980                                                           ------------
Enzymatic Therapy, Inc.                              56,250                                                              3,273,425
                                               ------------                                                           ------------
                                                  1,444,230            WASTE MANAGEMENT/
                                               ------------              POLLUTION - 1.24%
PUBLISHING/PRINTING - 1.38%                                            Terra Renewal Services, Inc.                      1,616,304
Idearc, Inc.                                        303,000                                                           ------------
Primedia, Inc.                                      526,250            TOTAL CORPORATE RESTRICTED AND
R H Donnelley, Inc.                                 338,000            PUBLIC SECURITIES - 102.27%                    $133,136,999
Sheridan Acquisition Corporation                    236,250                                                           ============
Valassis Communications, Inc.                       390,000
                                               ------------
                                                  1,793,500
                                               ------------

----------------------------------------------------------------------------------------------------------------------------------
28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(Unaudited)

1. HISTORY

   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed, below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $97,211,042 (74.67% of net assets) as of June 30, 2007 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2007, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2007, the MMPI Subsidiary Trust has accrued income tax expense of $62,851 on net realized gains and decreased accrued deferred tax income expenses on net unrealized gains by $199,273.

   In, June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainly in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 requires financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. As of June 30, 2007, the Trust has properly recorded all tax liabilities.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2007, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

   A. SERVICES:

   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:

   For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

   C. BASIS FOR BOARD RENEWAL OF CONTRACT:

   At a meeting of the Trustees held on April 27, 2007, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

   Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

   Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST
   In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

   INVESTMENT PERFORMANCE
   The Trustees also examined the Trust's short-term, intermediate- term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the per-
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   formance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and
   (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

   ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS
   In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors, which also is advised by Babson Capital. Under the terms of its Investment Services Contract, MassMutual Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., both private mezzanine funds also managed by Babson Capital.

   At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $500). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

   ECONOMIES OF SCALE
   The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $130 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2007, the Trust incurred total interest expense on the Note of $348,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America, N.A. (successor in interest to Fleet National Bank) (the "Agent Bank") dated May 29, 1997, which had a stated maturity date of May 31, 2004, (the maturity date was later extended to May 31, 2007 pursuant to the First Amended and Restated Revolving Credit Agreement). On May 31, 2007, the maturity date of this loan was extended to May 30, 2008, and its terms were amended and restated pursuant to the First Amendment to the First Amended and Restated Revolving Credit Agreement (the "Revolver"), between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or Eurodollar Base Rate Loan. Interest on Base Rate loans equals the higher of:
   (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on Eurodollar Base Rate Loans equals .35% plus the British Bankers Association
--------------------------------------------------------------------------------
32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

   LIBOR rate, divided by 1 minus the Eurodollar Reserve Percentage. The Trust also incurs expense on the undrawn portion of the total Revolver at the amended rate of .10% per annum.

   As of June 30, 2007, there were no outstanding loans against the Revolver. For the six months ended June 30, 2007, the Trust incurred expense on the Revolver of $16,914 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

                                                    For the six months
                                                      ended 6/30/2007
                                                  Cost of      Proceeds from
                                                Investments      Sales or
                                                 Acquired       Maturities
                                               ------------    ------------

   Corporate restricted securities             $ 13,856,710    $ 9,071,752

   Corporate public securities                    3,195,990      9,701,191

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of June 30, 2007. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of June 30, 2007 is $141,848 and consists of $14,526,552 appreciation and $14,668,400 depreciation.

   Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance and a deferred tax accrual of $184,953 on net unrealized gains in the MMPI Subsidiary Trust.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                        MARCH 31, 2007
                                                    AMOUNT        PER SHARE
                                                   --------       ---------
   Investment income                            $ 3,065,532

   Net investment income                          2,439,056         $ 0.25

   Net realized and unrealized
     gain on investments
     (net of taxes)                                 663,578           0.07

                                                         JUNE 30, 2007
                                                    AMOUNT         PER SHARE
                                                   --------        ---------
   Investment income                            $ 3,689,385

   Net investment income                          3,111,679         $ 0.32

   Net realized and unrealized
     gain (loss) on investments
     (net of taxes)                                (698,739)         (0.07)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
PERSONS

   For the six months ended June 30, 2007, the Trust paid its Trustees aggregate remuneration of $68,000. The Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messers. Crandall and Joyal as "interested Persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the trust unless assumed by Babson Capital). For the six months ended June 30, 2007, Babson Capital paid the compensation of the Chief Complance Officer of the Trust.

   Mr. Crandall, one of the Trust's Trustees is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the six months ended June 30 2007, other than amounts payable to Babson Capital pursuant to the Contract. For the six months ended June 30, 2007, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of the Trust's
   Quarterly and Annual Reports
   to Shareholders                                            $ 6,358

   Preparation of Certain of
   the Trust's Shareholder
   Communications                                               1,089

   Preparation of the Trust's
   Annual Proxy Statements                                        675
                                                              -------
                                                              $ 8,122

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

8. RESULTS OF SHAREHOLDER MEETING

   The Annual Meeting of Shareholders was held on Friday, April 27, 2007. The Shareholders were asked to vote to reelect Donald E. Benson, Donald Glickman and Robert E. Joyal as trustees, each for a three-year term; William J. Barrett as trustee, for a two-year term; and Michael H. Brown as trustee, for a one-year term. The Shareholders approved all of the proposals. The Trust's other trustees (Roger W. Crandall, Martin T. Hart and Corine T. Norgaard) continued to serve their respective terms following the April 27, 2007 Annual Shareholders Meeting. The results of the Shareholders votes are set forth below.

                                                  % of Shares
   Shares for          Withheld        Total       Voted for
   ----------          --------        -----       ---------

   Donald E. Benson
     8,552,191          168,711      8,720,902       98.07%

   Donald Glickman
     8,540,666          180,236      8,720,902       97.93%

   Robert E. Joyal
     8,560,245          160,657      8,720,902       98.16%

   William J. Barrett
     8,571,844          149,058      8,720,902       98.29%

   Michael H. Brown
     8,571,942          148,960      8,720,902       98.29%

9. NEW ACCOUNTING PRONOUNCEMENTS

   In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.
--------------------------------------------------------------------------------
34

TRUSTEES                    OFFICERS

William J. Barrett          Roger W. Crandall           Chairman

Donald E. Benson*           Clifford M. Noreen          President

Michael H. Brown            James M. Roy                Vice President &
                                                        Chief Financial Officer
Roger W. Crandall
                            Rodney J. Dillman           Vice President &
Donald Glickman                                         Secretary & Chief Legal
                                                        Officer
Martin T. Hart*
                            Jill A. Fields              Vice President
Robert E. Joyal
                            Michael P. Hermsen          Vice President
Corine T. Norgaard*
                            Mary Wilson Kibbe           Vice President

                            Michael L. Klofas           Vice President

                            Richard E. Spencer, II      Vice President

* MEMBER OF THE AUDIT       Ronald S. Talala            Treasurer
  COMMITTEE
                            John T. Davitt, Jr.         Comptroller

                            Melissa M. LaGrant          Chief Compliance Officer

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

MassMutual
Participation Investors

































                                                                      DB1040 707

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.



ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or
               Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           September 4, 2007
                ----------------------------------



            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           September 4, 2007
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           September 4, 2007
                ----------------------------------